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                                                                      EXHIBIT 23


                                                      PricewaterhouseCoopers LLP
[PricewaterhouseCoopers (Logo)]                       P.O. Box 363566
                                                      San Juan, PR 00936-3566
                                                      Telephone (787) 754-9090





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80169) of Popular, Inc. of our report dated June 14, 2002, relating to the financial statements of Banco Popular de Puerto Rico Savings and Stock Plan, which appears in this Form 11-k.



/s/ PricewaterhouseCoopers LLP
-------------------------------
PricewaterhouseCoopers LLP


San Juan,  Puerto Rico
June 26, 2002